SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2005

VIISAGE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Third Floor, Billerica, Massachusetts 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 932-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 9, 2005, Viisage Technology, Inc. issued a press release announcing that a NASDAQ Listing Qualifications Panel had granted the Company’s request for continued listing on The NASDAQ National Market as long as the Company files on or before June 30, 2005, its Form 10-K for the fiscal year ended December 31, 2004, and its Form 10-Q for the fiscal quarter ended April 3, 2005. If the Company is unable to comply with the conditions for continued listing required by the NASDAQ Panel, then the Company’s common stock may be delisted from The NASDAQ National Market. While the Company is working diligently toward meeting the June 30, 2005, deadline, there can be no assurance that the Company will be able to meet this deadline. If the Company becomes concerned for any reason that it will be unable to meet the deadline, the Company intends to request additional time from the NASDAQ Panel. There can be no assurance that the NASDAQ Panel will extend the deadline beyond June 30.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

The Exhibit Index immediately preceding the exhibit is incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIISAGE TECHNOLOGY, INC.
Date: June 10, 2005
	By:	/s/ William K. Aulet
William K. Aulet
Chief Financial Officer

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Exhibit Index

99.1	Press Release issued June 9, 2005.